                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 in connection with a transaction involving NOVA Corporation; one or more Registration Statements on Form S-3 for the resale of shares issued to the former shareholders of Oliver-Allen Corporation, Inc.; one or more Registration Statements on Form S-3 establishing a universal shelf under Rule 415 of the Securities Act; one or more Registration Statements on Form S-3 for the resale of shares issued in any acquisition involving The Wadsworth Group or any part thereof; and any or all amendments to any of the above Registration Statements, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                         Signature                                   Title                        Date
       ----------------------------------------------  -----------------------------------  ------------------
       /s/ Jerry A. Grundhofer                         President, Chief Executive           June 1, 2001
       -----------------------------------             Officer and Director
       Jerry A. Grundhofer                             (principal executive officer)

       /s/ David M. Moffett                            Vice Chairman, Chief Financial       June 1, 2001
       -----------------------------------             Officer and Director
       David M. Moffett                                (principal financial officer)

       /s/ Terrance R. Dolan                           Senior Vice President                June 1, 2001
       -----------------------------------             and Controller
       Terrance R. Dolan                               (principal accounting officer)

       /s/ Linda L. Ahlers                             Director                             June 1, 2001
       -----------------------------------
       Linda L. Ahlers

       /s/ Victoria B. Buyniski Gluckman               Director                             June 1, 2001
       -----------------------------------
       Victoria B. Buyniski Gluckman

       /s/ Arthur D. Collins, Jr.                      Director                             June 1, 2001
       -----------------------------------
       Arthur D. Collins, Jr.

       /s/ Peter H. Coors                              Director                             June 1, 2001
       -----------------------------------
       Peter H. Coors

       /s/ John C. Dannemiller                         Director                             June 1, 2001
       -----------------------------------
       John C. Dannemiller

       /s/ Joshua Green III                            Director                             June 1, 2001
       -----------------------------------
       Joshua Green III

       -----------------------------------             Chairman and Director
       John F. Grundhofer

                                                       Director
       -----------------------------------
       J.P. Hayden, Jr.

       /s/ Roger L. Howe                               Director                             June 1, 2001
       -----------------------------------
       Roger L. Howe

       /s/ Thomas H. Jacobsen                          Director                             June 1, 2001
       -----------------------------------
       Thomas H. Jacobsen


       -----------------------------------             Director
       Delbert W. Johnson

       /s/ Joel W. Johnson                             Director                             June 1, 2001
       -----------------------------------
       Joel W. Johnson

       /s/ Jerry W. Levin                              Director                             June 1, 2001
       -----------------------------------
       Jerry W. Levin

       /s/ Sheldon B. Lubar                            Director                             June 1, 2001
       -----------------------------------
       Sheldon B. Lubar

       /s/ Frank Lyon, Jr.                             Director                             June 1, 2001
       -----------------------------------
       Frank Lyon, Jr.

       /s/ Daniel F. McKeithan, Jr.                    Director                             June 1, 2001
       -----------------------------------
       Daniel F. McKeithan, Jr.

       /s/ David B. O'Maley                            Director                             June 1, 2001
       -----------------------------------
       David B. O'Maley

       /s/ O'dell Owens, M.D., M.P.H.                  Director                             June 1, 2001
       -----------------------------------
       O'dell M. Owens, M.D., M.P.H.

       /s/ Thomas E. Petry                             Director                             June 1, 2001
       -----------------------------------
       Thomas E. Petry


       -----------------------------------             Director
       Richard G. Reiten

       /s/ S. Walter Richey                            Director                             June 1, 2001
       -----------------------------------
       S. Walter Richey

       /s/ Warren R. Staley                            Director                             June 1, 2001
       -----------------------------------
       Warren R. Staley

       /s/ Patrick T. Stokes                           Director                             June 1, 2001
       -----------------------------------
       Patrick T. Stokes

       /s/ John J. Stollenwerk                         Director                             June 1, 2001
       -----------------------------------
       John J. Stollenwerk